SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 2000


                         SIGNAL TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                    000-21770                  04-2758268
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



222 ROSEWOOD DRIVE, DANVERS, MA                                   01923
(Address of Principal Executive Offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 774-2281

ITEM 5.  OTHER EVENTS

     On July 12, 2000, Signal Technology Corporation (the "Company") and LogiMetrics, Inc. ("LogiMetrics") announced that they have terminated discussions relative to the Company's proposed acquisition of LogiMetrics. The Company had entered into a non-binding letter of intent with LogiMetrics pursuant to which the Company had contemplated the acquisition of LogiMetrics through the merger of a wholly-owned subsidiary of the Company with and into LogiMetrics. A copy of the press release is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

               99.1 Press Release dated July 12, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNAL TECHNOLOGY CORPORATION



                                   By:/s/ Robert Nelsen
                                      -----------------------------------
                                      Robert Nelsen
                                      Title: Corporate Vice President and Chief
                                              Financial Officer



Date:  July 21, 2000